SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - February 13, 2004

HARLEYSVILLE NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

___________________

Pennsylvania	23-2210237
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

483 Main Street
Harleysville, Pennsylvania
(Address of principal executive office and zip code)

(215) 256-8851
(Registrant’s telephone number, including area code)

___________________

Item 5 Other Events .

Item 5 (c) Exhibits:
Exhibit 99 – Code of Ethics of Registrant, Harleysville National Corporation, dated February 13, 2004
(furnished pursuant to Item 5 hereof).

On February 13, 2004, The Board of Directors of Harleysville National Corporation approved a revised code of ethics. This code of ethics is furnished in this report, pursuant to Items 5 and 12 hereof, as Exhibit 99.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEYSVILLE NATIONAL CORPORATION

/s/ Walter E. Daller, Jr.
Walter E. Daller, Jr., Chairman, President and Chief Executive Officer
(Principal executive officer)

Dated: February 13, 2004

EXHIBIT INDEX

Page
Exhibit 99 - Code of ethics of Harleysville National Corporation	4
(furnished pursuant to Item 5 hereof).